                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05539

                      SCUDDER INTERMEDIATE GOVERNMENT TRUST
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   222 South Riverside Plaza, Chicago IL 60606
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (6l7) 295-2572
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Intermediate Government Trust

Semiannual Report to Shareholders

June 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Dividend Reinvestment Plan

<Click Here> Investment Products

<Click Here> Additional Information

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2003

Average Annual Total Returns
	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.79%	10.50%	9.61%	7.06%	6.57%
Based on Market Price	5.08%	8.62%	10.67%	6.65%	6.31%
Lehman US Government Intermediate Index++	2.63%	8.62%	9.20%	7.28%	6.59%

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/03	As of 12/31/02
Net Asset Value	$7.64	$7.55
Market Price	$7.13	$6.96

Distribution Information
Six Months: Income Dividends	$.18
June Income Dividend	$.03
Current Annualized Distribution Rate (based on Net Asset Value)+	4.71%
Current Annualized Distribution Rate (based on Market Price)+	5.05%

Notes to Performance Summary

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on June 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
++ Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US Government securities. The debt issues all maintain maturities within a range of one to ten years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Intermediate Government Trust, discusses market conditions and the trust's investment strategy during the six-month period ended June 30, 2003.

Q: How did the trust perform over the past six months?

A: For the six months ended June 30, 2003, the trust's total return was 5.08% based on its market value price. In the same period, the trust's return based on net asset value was 3.79%. The trust's return at NAV outperformed the 2.63% return of its benchmark, the Lehman US Government Intermediate Index.1

1 Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US government securities. The debt issues all maintain maturities within a range of one to ten years. It is not possible to invest directly in an index or category.

Q: How would you characterize the market environment over the past six months?

A: As the US economy struggled to gain momentum, the past six months saw a continuation of the declining interest-rate environment. As was the case in 2002, the yield curve remained steep, with shorter-term interest rates markedly lower than longer-term rates. The Federal Reserve Board tried to do its part to stimulate the economy by lowering the federal funds rate from 1.25% to 1% on June 25. The persistent environment of low interest rates led to a remarkable shift in investor behavior during the period: Last year, accounting scandals and high-profile bankruptcies helped create demand for high-quality sectors of the bond market, including Treasuries, mortgages, government agency securities and asset-backed securities. This year, however, investors have been more willing to accept additional risk in exchange for potentially greater yields from their fixed-income investments. Emerging markets have been one of the beneficiaries of this shift.

Q: Did you make any changes to the portfolio during the period?

A: In early April, we took about 18% of the trust's portfolio out of mortgage-backed securities and put it into emerging markets. We did this for two reasons. First, we felt the demand for emerging-market debt would help create a good potential for price appreciation. Second, we believed these securities would increase the trust's income. Both of our expectations were correct and emerging markets made an important contribution to the trust's performance for the period. We maintained the emerging-market exposure for about a month, until early May, when we reduced it to about 10% of assets. We put the difference back into a combination of US Treasuries and government agency-securities. We made that shift because we wanted to reduce the potential for price volatility somewhat and because we felt the emerging-market sector was approaching full value. At the same time, we haven't eliminated emerging markets entirely because we believe they still have some potential to provide additional income to the trust.

Q: How is the trust managed?

A: The trust is managed on a duration-neutral, yield-curve-neutral basis. This means we do not try to predict the direction of interest rates. Rather, our focus is on individual security selection and sector rotation. At the end of the period, about 35% of net assets of the trust was invested in US Treasuries, 47% of net assets in government agencies and 10% in emerging markets, with much of the balance invested in mortgage-backed securities. The trust has benefited from its exposure to mortgage-backed and government-agency securities. Mortgages performed well, even in the midst of falling interest rates and a large number of mortgage refinancings. In fact, refinancings, or prepayments, have not had a major impact on the trust. Many of the mortgage-backed securities in the trust are older, "seasoned" mortgages, which are not subject to the same level of prepayments as newer, more recently issued mortgages. This is one reason we were able to maintain the trust's dividend during the period.

Q: What are your performance goals for the trust?

A: While no one can guarantee future performance, our goal is to generate relatively high current income. On a long-term basis, we seek returns that are above the average fund in our peer group. We believe that our investment discipline has the potential to help us achieve that goal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2003

Portfolio Composition	6/30/03	12/31/02

FNMA/FHLMC	35%	52%
US Treasury Obligations	35%	25%
GNMA Securities	12%	22%
Emerging Markets Debt	10%	-
Cash Equivalents, net*	8%	1%
	100%	100%

Interest Rate Sensitivity	6/30/03	12/31/02

Average Maturity	5.8 years	5.3 years
Duration	3.7 years	3.1 years

* Includes other assets and liabilities
Portfolio composition and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 8. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2003 (Unaudited)

	Principal Amount ($) (c)	Value ($)

US Treasury Obligations 34.7%
US Treasury Bond: 3.625%, 5/15/2013	22,720,000	22,897,489
5.375%, 2/15/2031	3,500,000	3,941,192
12.0%, 8/15/2013	7,500,000	10,899,315
US Treasury Note: 1.125%, 6/30/2005	8,220,000	8,189,175
2.0%, 5/15/2006	3,600,000	3,638,250
4.0%, 11/15/2012	28,000,000	29,136,408
5.625%, 5/15/2008	10,000,000	11,464,060
Total US Treasury Obligations (Cost $89,841,448)		90,165,889

US Government Agency Pass-Thrus 15.3%
Federal Home Loan Mortgage Corp.:
Interest only, 5.0%, 1/15/2018	17,622,600	928,203
5.5%, with various maturities to 4/1/2033	7,373,189	7,616,955
6.0%, 11/1/2016	8,307,239	8,639,669
6.5%, with various maturities to 9/1/2032	1,865,635	1,941,469
7.0%, with various maturities to 4/1/2032	148,529	155,738
7.5%, with various maturities to 8/1/2032	528,508	561,700
8.5%, with various maturities to 7/1/2030	63,811	68,418
10.25%, 3/1/2016	455,569	509,136
Federal National Mortgage Association:
Interest only, 5.0%, 12/25/2012	17,130,423	1,169,026
5.0%, with various maturities to 5/1/2018	3,944,943	4,080,146
5.5%, 4/1/2016	486,362	505,299
6.0%, with various maturities to 9/1/2017	8,159,927	8,516,848
6.5%, with various maturities to 4/1/2017	1,597,479	1,685,267
7.0%, 8/1/2015	9,687	10,306
7.5%, with various maturities to 8/25/2041	3,146,134	3,510,497
8.5%, with various maturities to 9/1/2030	26,484	28,488
Total US Government Agency Pass-Thrus (Cost $41,247,059)		39,927,165

Government National Mortgage Association 12.2%
Government National Mortgage Association:
5.0%, with various maturities to 3/15/2018	2,476,136	2,591,127
5.5%, with various maturities to 3/15/2033	6,015,777	6,282,343
6.0%, with various maturities to 1/15/2033	9,070,241	9,512,785
6.5%, with various maturities to 11/20/2033	6,907,353	7,243,721
7.0%, with various maturities to 7/15//2032	2,045,286	2,160,666
7.5%, with various maturities to 8/15/2032	1,561,709	1,661,358
8.0%, with various maturities to 9/15/2030	1,888,142	2,038,378
8.5%, 10/15/2030	31,963	34,442
9.0%, with various maturities to 8/15/2022	123,321	137,508
Total Government National Mortgage Association (Cost $31,133,652)		31,662,328

US Agency Obligations 19.8%
Federal Home Loan Bank, 2.625%, 7/15/2008	12,950,000	12,937,309
Federal Home Loan Mortgage Corporation, 5.875%, 3/21/2011	5,300,000	5,961,806
Federal National Mortgage Association:
3.0%, 7/29/2004	3,500,000	3,505,142
6.0%, 5/15/2011	12,550,000	14,672,205
7.25%, 1/15/2010	11,500,000	14,263,519
Total US Agency Obligations (Cost $50,799,809)		51,339,981

Foreign Bonds - Non-US$ Denominated 1.3%
Banque Cent de Tunisie:
6.25%, 2/20/2013	EUR 550,000	657,571
Federal Republic of Brazil, 11.0%, 2/4/2010	EUR 500,000	566,178
Ivory Coast, Step-Up Coupon, 2.0% to 3/31/2005, 4.0% to 3/29/2018*	EUR 1,295,817	281,250
Republic of Argentina, 8.0%, 2/26/2008*	EUR 270,000	93,894
Republic of Ukraine, 10.0%, 3/15/2007	EUR 440,535	539,990
Romania, 8.5% 5/8/2012	EUR 840,000	1,083,668
Total Foreign Bonds - Non-US$ Denominated (Cost $3,058,092)		3,222,551

Foreign Bonds - US$ Denominated 9.2%
Banque Cent de Tunisie, 8.25%, 9/19/2027	50,000	59,000
Federal Republic of Brazil:
Floating Rate Bond, LIBOR Plus .875%, 2.204%, 4/15/2009**	282,353	237,176
Series L, LIBOR Plus .875%, 2.204%, 4/15/2012**	50,000	37,500
8.0%, 4/15/2014	246,282	217,344
10.125%, 5/15/2027	1,200,000	1,047,000
Government of Jamaica, 10.625%, 6/20/2017	270,000	224,100
Ministry Finance Russia, Series V, 3.0%, 5/14/2006	2,000,000	1,951,000
Petronas Capital Ltd.: 7.0%, 5/23/2012	200,000	230,900
7.875%, 5/22/2022	750,000	889,677
Republic of Argentina:
11.375%, 3/15/2010*	700,000	238,000
11.75%, 4/7/2009*	5,000,000	1,700,000
11.75%, 6/15/201*	560,000	184,800
Republic of Bulgaria, 8.25,1/15/2015	1,850,000	2,183,000
Republic of El Salvador, 8.25%, 4/10/2032	790,000	769,500
Republic of Philippines:
8.375%, 3/12/2009	120,000	127,800
9.0%, 2/15/2013	800,000	856,000
9.375%, 1/18/2017	500,000	552,600
9.875%, 1/15/2019	40,000	44,150
10.625%, 3/16/2025	400,000	470,000
Republic of Turkey:
11.0%, 1/14/2013	900,000	909,000
11.875%, 1/15/2030	100,000	103,375
12.375%, 6/15/2009	500,000	538,750
Republic of Venezuela, 1.875%, 12/18/2007	2,571,427	2,066,784
Russian Federation, Step-Up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,500,000	1,455,000
Ukraine Government, 7.65%, 6/11/2013	400,000	398,000
United Mexican States: 8.0%, 9/24/2022	700,000	784,000
8.125%, 12/30/2019	2,000,000	2,280,000
Total Foreign Bonds - US$ Denominated (Cost $19,863,639)		20,554,456

	Shares	Value ($)
Cash Equivalents 13.5%
Scudder Cash Management QP Trust, 1.15% (b) (Cost $35,184,808)	35,184,808	35,184,808

	% of net Assets	Value ($)

Total Investment Portfolio (Cost $271,128,507) (a)	104.7	272,057,178
Other Asset and Liabilities, Net	-4.7	-12,232,950
Net Assets	100.0	259,824,228

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of June 30, 2003.
(a) The cost for federal income tax purposes was $271,629,715. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $427,463. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,983,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,555,826.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount is US dollars unless otherwise noted.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $235,943,699)	$ 236,872,370
Investment in Scudder Cash Management QP Trust (cost $35,184,808)	35,184,808
Cash	10,000
Foreign currency, at value, (cost $199,321)	199,321
Receivable for investments sold	29,099,540
Interest receivable	2,270,341
Unrealized appreciation on forward currency exchange contracts	91,158
Total assets	303,727,538
Liabilities
Payable for investments purchased	43,243,277
Unrealized depreciation on forward currency exchange contracts	419,048
Accrued management fee	166,614
Other accrued expenses and payables	74,371
Total liabilities	43,903,310
Net assets, at value	$ 259,824,228
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,884,026)
Net unrealized appreciation (depreciation) on: Investments	928,671
Foreign currency related transactions	(328,955)
Accumulated net realized gain (loss)	(6,121,890)
Paid-in capital	267,230,428
Net assets, at value	$ 259,824,228
Net Asset Value
Net asset value per share ($259,824,228 / 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income:
Interest	$ 5,325,520
Interest - Scudder Cash Management QP Trust	128,536
Total Interest	5,454,056
Expenses: Management fee	1,020,137
Services to shareholders	10,405
Custodian fees	9,974
Auditing	21,038
Legal	6,037
Trustees' fees and expenses	16,146
Reports to shareholders	17,607
Other	91,650
Total expenses, before expense reductions	1,192,994
Expense reductions	(33)
Total expenses, after expense reductions	1,192,961
Net investment income	4,261,095
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,830,746
Foreign currency related transactions	(128,121)
8,702,625
Net unrealized appreciation (depreciation) during the period on: Investments	(3,199,565)
Foreign currency related transactions	(328,955)
(3,528,520)
Net gain (loss) on investment transactions	5,174,105
Net increase (decrease) in net assets resulting from operations	$ 9,435,200

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets
Operations: Net investment income	$ 4,261,095	$ 10,414,511
Net realized gain (loss) on investment transactions	8,702,625	6,222,803
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,528,520)	6,950,700
Net increase (decrease) in net assets resulting from operations	9,435,200	23,588,014
Distributions to shareholders from: Net investment income	(6,119,311)	(15,808,220)
Increase (decrease) in net assets	3,315,889	7,779,794
Net assets at beginning of period	256,508,339	248,728,545
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,884,026 and $25,810 at June 30, 2003 and December 31, 2002, respectively)	$ 259,824,228	$ 256,508,339
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003[a]	2002	2001[d]	2000	1999	1998
Per share operating performance
Net asset value, beginning of period	$ 7.55	$ 7.32	$ 7.32	$ 7.14	$ 7.85	$ 7.86
Income (loss) from investment operations:
Net investment income	.13[b]	.31[b]	.36[b]	.43[b]	.42[b]	.52
Net realized and unrealized gain (loss) on investment transactions	.14	.39	.13	.29	(.55)	.07
Total from investment operations	.27	.70	.49	.72	(.13)	.59
Less distributions from: Net investment income	(.18)	(.47)	(.49)	(.54)	(.43)	(.56)
Tax return of capital	-	-	-	-	(.15)	(.04)
Total distributions	(.18)	(.47)	(.49)	(.54)	(.58)	(.60)
Net asset value, end of period	$ 7.64	$ 7.55	$ 7.32	$ 7.32	$ 7.14	$ 7.85
Market value, end of period	$ 7.13	$ 6.96	$ 6.97	$ 6.81	$ 6.44	$ 7.56
Based on net asset value (%)[c]	3.79**	10.18	7.25	11.32	(1.29)	7.80
Based on market value (%)[c]	5.08**	6.67	9.73	14.91	(7.61)	8.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	260	257	249	249	243	267
Ratio of expenses before expense reductions (%)	.94*	.90	.91	.93	.98	.91
Ratio of expenses after expense reductions (%)	.94*	.90	.91	.92	.98	.91
Ratio of net investment income (%)	3.34*	4.15	4.88	6.08	5.64	6.68
Portfolio turnover rate (%)	458*	359	523	729	821	422
[a] For the six months ended June 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Intermediate Government Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of December 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $14,403,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($2,200,000) and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $87,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (14,403,000)
Unrealized appreciation (depreciation) on investments	$ 3,793,313

* For tax purposes, short-term capital gains are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended December 31, 2002	Year ended December 31, 2001
Distributions from ordinary income**	$ 15,808,220	$ 16,657,040

** Included in the Fund's distributions from ordinary income during the year ended December 31, 2002 is $3,356,584 in excess of investment company taxable income, which in accordance with the applicable US tax law, is taxable to shareholders as ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term instruments, US Treasury securities and mortgage dollar roll transactions) aggregated $377,512,624 and $426,699,496, respectively. Purchases and sales of US Treasury securities aggregated $172,535,563 and $144,757,158, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $20,893,750 and $20,925,000, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund aggregated $4,000, of which $9,600 is unpaid at June 30, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

D. Forward Foreign Currency Commitments

As of June 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation ($)
USD	707,761	EUR	620,000	7/31/03	4,337
USD	916,240	EUR	800,000	7/31/03	2,595
USD	446,152	EUR	390,000	7/31/03	1,780
EUR	1,000,000	USD	1,165,500	7/31/03	16,956
EUR	535,000	USD	621,991	7/31/03	7,520
USD	850,572	ZAR	6,900,000	8/14/03	57,970
					91,158
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation ($)
USD	592,650	EUR	500,000	7/31/03	(18,378)
USD	3,852,750	EUR	3,300,000	7/31/03	(62,554)
EUR	80,000	USD	88,032	7/31/03	(3,851)
EUR	6,600,000	USD	7,262,640	7/31/03	(317,752)
ZAR	6,900,000	USD	892,049	8/14/03	(16,513)
					(419,048)

Abbreviations:
EUR	Euro
USD	United States Dollar
ZAR	South African Rand

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2003, the Fund's custodian fees were reduced by $33 under this arrangement.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Intermediate Government Trust (the "fund") was held on May 29, 2003, at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect eleven Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	29,498,760	977,644
Lewis A. Burnham	29,498,760	977,644
Donald L. Dunaway	29,498,760	977,644
James R. Edgar	29,498,760	977,644
Paul K. Freeman	29,498,760	977,644
Richard T. Hale	29,498,760	977,644
Robert B. Hoffman	29,498,760	977,644
Shirley D. Peterson	29,498,760	977,644
Fred B. Renwick	29,498,760	977,644
William P. Sommers	29,498,760	977,644
John G. Weithers	29,498,760	977,644

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
29,514,536	796,609	165,259

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KGT
CUSIP Number	811163-104

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Intermediate Government Trust

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Intermediate Government Trust

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

By:                                 /s/Charles A. Rizzo
                                    -------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    -------------------------------------